                                                                   EXHIBIT 10.20


                    ASSIGNMENT, CONVEYANCE AND BILL OF SALE


         For and in consideration of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Saratoga Resources, Inc., a Texas corporation ("Saratoga Texas"), Lobo Energy, Inc., a Texas corporation ("Lobo Energy"), and Lobo Operating, Inc., a Texas corporation ("Lobo Operating"); Saratoga Texas, Lobo Energy and Lobo Operating are hereinafter individually and collectively called "Assignors"), each having an address at 1155 Dairy Ashford, Suite 600, Houston, Texas 77079, do hereby sell, assign, convey, and transfer all of Assignors' right, title, estate and interest in and to the following rights, assets, properties and interests, and all rights attendant thereto (hereinafter individually and collectively referred to as the "Interests");

         (a) the oil and/or gas wells described at Exhibit A attached hereto (hereinafter individually and collectively called the "Wells");

         (b) the oil, gas and minerals underlying, and the oil, gas and mineral leases, pooling agreements, and pooling, unitization, communitization and similar orders of governmental bodies or authorities covering, all or any portion of the lands described at Exhibit A and/or lands, spaced, pooled and/or unitized with such lands (hereinafter individually and collectively called the "Leases");

         (c) the lands described in the Leases and the lands spaced, pooled and/or unitized therewith (hereinafter individually and collectively called the "Lands");

         (d) the salt water injection wells and water supply wells located at the Lands (hereinafter individually and collectively called the "Disposal and Supply Wells"), and the properties (real, personal or fixtures) situated at, appurtenant to, or used in connection with, the operation of the Wells and/or the Disposal and Supply Wells, including, without limitation, flowlines, piping, pipelines, gathering systems, surface production equipment, supplies, materials, equipment, tools, injection facilities, compression facilities, tanks, compressors, heater treaters and pumping units (hereinafter individually and collectively called the "Properties");

         (e) all agreements, contracts, licenses, files, records, maps, logs, all seismic data and information at or in the vicinity of the Lands, except as specifically excluded at Exhibit B attached hereto, computer data, rights-of-way, permits, authorizations, orders and easements, but only insofar as same cover and pertain to the Leases, the Wells, the Disposal and Supply Wells, the Lands and/or the Properties (hereinafter individually and collectively called the "Agreements");

         (f) all filing cabinets, filing storage containers, furniture, equipment, vehicles and fixtures in Assignors' possession or under Assignors' control which are not specifically excluded at Exhibit B; and

         (g) all accounts receivable, security deposits, prepayments, refunds, rights to refunds, and rebates in favor of, owing to, or possessed or controlled by Assignors, whether or not attributable to the assets and properties described at clauses
                 (a) - (f) above (hereinafter individually and collectively called the "Accounts")

unto PrimeEnergy Corporation, a Delaware corporation (hereinafter called "Assignee").

         This Assignment, Conveyance and Bill of Sale is made without warranty or representation of any kind, express or implied.

         This Assignment, Conveyance and Bill of Sale is being delivered by Assignors to further effectuate the purposes and effect of that certain Compromise and Settlement Agreement dated this even date between Assignors, Internationale Nederlanden (U.S.) Capital Corporation and others. Assignors, as and when reasonably requested by Assignee (or its successors and assigns), will properly execute, acknowledge and deliver all such additional deeds, assignments, division orders, transfer orders, letters-in-lieu of transfer orders, bills of sale, instruments, files, documents, releases, records, logs, computer discs and other computer data in any Assignors' possession or under its control in order to more effectively convey and transfer the Interests to Assignee. Assignors will assist Assignee in the collection or reduction to possession of the Interests.

         THAT PORTION OF THE INTERESTS WHICH CONSISTS OF PERSONAL PROPERTY, MACHINERY, FIXTURES, CASING, EQUIPMENT, PIPES, TUBING, AND MATERIALS IS HEREBY SOLD, ASSIGNED, AND ACCEPTED BY ASSIGNEE IN THEIR "WHERE IS, AS IS" CONDITION, WITHOUT ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MARKETABILITY, QUALITY, CONDITION, MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE OR USE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. TO THE EXTENT REQUIRED TO BE OPERATIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS PORTION OF THIS ASSIGNMENT ARE "CONSPICUOUS" DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW, RULE OR ORDER.

         To the extent transferable, Assignors convey to Assignee the benefit of, and the right to enforce, all covenants and warranties that Assignors are entitled to enforce with respect to the Interests, including full substitution and subrogation of all prior rights in warranty, and the benefit of and the right to enforce all rights accruing under statutes of limitation or prescription.

         TO HAVE AND TO HOLD the Interests unto Assignee, Assignee's successors and assigns, forever.

         This Assignment, Conveyance and Bill of Sale may be executed in any number of counterparts, each of which shall be considered an original for all purposes. This Assignment, Conveyance and Bill of Sale is being executed in multiple originals, all of which are identical, except that, to facilitate recordation, counterparts hereof which are being recorded may contain only those portions of Exhibit A and Exhibit B which include Interests located in (or deemed located in, or otherwise subject to the requirements and/or protections of) the recording jurisdiction in which the counterpart is being recorded. All of such counterparts together shall constitute one and the same instrument.

         This Assignment, Conveyance and Bill of Sale is executed and delivered as of this ___ day of May, 1996, but shall be effective for all purposes as of January 1, 1996.


                                        "ASSIGNORS"

                                        "SARATOGA TEXAS"

ATTEST:`                                SARATOGA RESOURCES, INC.


                                        By:
- ----------------------------------          -----------------------------------
  Assistant Secretary                        Thomas F. Cooke
                                             Chairman and Chief Operating
                                             Officer


                                        "LOBO ENERGY"

                                        LOBO ENERGY, INC.
ATTEST:


                                        By:
- ----------------------------------          -----------------------------------
  Assistant Secretary                        Thomas F. Cooke
                                             Chairman and Chief Operating
                                             Officer


                                        "LOBO OPERATING"

                                        LOBO OPERATING, INC.

ATTEST:


                                        By:
- ----------------------------------          -----------------------------------
  Assistant Secretary                        Thomas F. Cooke
                                             Chairman and Chief Operating
                                             Officer

STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )


         This instrument was acknowledged before me on May ___, 1996, by Thomas
F. Cooke, as Chairman and Chief Operating Officer of Saratoga Resources, Inc., a Texas corporation, on behalf of such corporation.


         (Seal)
                              ------------------------------------------------
                              Notary Public in and for the State of
                                                                    ----------
                              My Commission Expires:
                                                      ------------------------



STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )


         This instrument was acknowledged before me on May ___, 1996, by Thomas
F. Cooke, as Chairman and Chief Operating Officer of Lobo Energy, Inc., a Texas corporation, on behalf of such corporation.


         (Seal)
                              ------------------------------------------------
                              Notary Public in and for the State of
                                                                    ----------
                              My Commission Expires:
                                                      ------------------------



STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )


         This instrument was acknowledged before me on May ___, 1996, by Thomas
F. Cooke, as Chairman and Chief Operating Officer of Lobo Operating, Inc., a Texas corporation, on behalf of such corporation.


         (Seal)
                              ------------------------------------------------
                              Notary Public in and for the State of
                                                                    ----------
                              My Commission Expires:
                                                      ------------------------

                                   EXHIBIT A

         Exhibit A to this Exhibit 10.20 has been omitted as the Exhibit A to
Exhibit 10.19 filed herein is the same and reference is here made to that
Exhibit 10.19 and the Exhibit A included therein.

                                   EXHIBIT B


1)       WELLS/LEASES           OPERATOR          COUNTY/PARISH            FIELD                STATE
         ------------           --------          -------------            -----                -----
         Unit Leases            Lobo              Claiborne Parish         Southwest Lisbon     Louisiana


2) All filing cabinets, filing storage cabinets, furniture, equipment, and fixtures in Assignors' possession or under Assignors' control other than those presently used to store the Agreements as defined in clause (e) of this Assignment, Conveyance and Bill of Sale, and all vehicles which are not used directly in the operation of the Wells, Leases, Lands and Properties as those terms are defined in clauses (a) through (d) of this Assignment, Conveyance and Bill of Sale; provided however, all desks, chairs, credenzas and bookshelves in the geology, production, accounting and land departments shall not be considered hereunder as Excluded Assets.

3) All accounts receivable, security deposits, prepayments, refunds, rights to refunds, and rebates in favor of, owing to, or possessed or controlled by Assignor relating to the Kaminski Partnership 90-I receivable.

4) All Aries and Artesia software packages, licenses and related computer software and hardware.

5) All proprietary seismic data and information which are owned or are the subject of specific license agreements with Assignor and where such license agreements specifically restrict the sale or assignment thereof; provided, however, that Assignor will provide access to such seismic data and information to the extent it relates to the Wells, Leases, Lands and Properties.

6) All tax attributes, other than tax refunds or present claims for tax refunds.

7) All stock of all direct and indirect stock of subsidiaries (i.e., Saratoga Resources, Inc., Lobo Energy, Inc., and Lobo Operating, Inc., Texas corporations.